UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  April 15, 2013

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 15, 2013, the U.S. Food and Drug Administration (FDA) posted on its website briefing documents for the April 17, 2013 Pulmonary-Allergy Drugs Advisory Committee (PADAC) meeting.  The PADAC will be asked to discuss the new drug application (NDA) 204275, for fluticasone furoate and vilanterol dry powder inhaler (proposed trade name BREO ELLIPTA™), sponsored by GlaxoSmithKline plc (GSK), for the long-term maintenance treatment of airflow obstruction and for reducing exacerbations in patients with chronic obstructive pulmonary disease.  Fluticasone furoate and vilanterol, an investigational once-daily inhaled corticosteroid/long-acting beta2 agonist (LABA) combination treatment, is in development under the LABA collaboration between GSK and Theravance, Inc.

The GSK Briefing Document and the FDA Briefing Document are now available at: http://www.fda.gov/AdvisoryCommittees/CommitteesMeetingMaterials/Drugs/Pulmonary-AllergyDrugsAdvisoryCommittee/ucm347928.htm

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: April 15, 2013	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

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